Exhibit 10.4

AMENDMENT NO. 1 TO

AMENDED AND RESTATED ROLL-UP AGREEMENT

by and among

BEIJING JADEBIRD IT EDUCATION COMPANY, LIMITED

and

PROSPERITY HOLDINGS LIMITED

and

APTECH LIMITED

and

APTECH INVESTMENT ENHANCERS LIMITED

Dated as of 29 May, 2009

AMENDMENT NO. 1 TO

AMENDED AND RESTATED ROLL-UP AGREEMENT

This AMENDMENT NO. 1 to the Amended and Restated Roll-up Agreement (as defined below) (this “Amendment”), executed as of the date set forth on the signature pages hereto and effective as of the Effective Date, is made by and among Beijing Jadebird IT Education Company, Limited, a company organized under the laws of the Cayman Islands (“BJBC”), Prosperity Holdings Limited, a company organized under the laws of the Cayman Islands (“Prosperity”), Aptech Limited, a company organized under the laws of the Republic of India (with its directly and indirectly wholly-owned subsidiaries, “Aptech”) and Aptech Investment Enhancers Limited, a company organized under the laws of Republic of Mauritius (“MCO2”). BJBC, Prosperity, Aptech and MCO2 shall hereinafter be referred to, individually, as a “Party” and, collectively, the “Parties.” Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Amended and Restated Roll-up Agreement.

WHEREAS, the Parties executed a certain amended and restated roll-up agreement (the “Amended and Restated Roll-up Agreement”) effective as of the Effective Date; and

WHEREAS, the Parties wish to amend the Amended and Restated Roll-up Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the Parties contained herein, the Parties agree as follows:

1.	Amendments to Article IV

(a) Clause 4.5(b) the Amended and Restated Roll-up Agreement shall be amended in its entirety as follows:

(b) BJBC Options and Restricted Shares. BJBC options and BJBC restricted shares issued and outstanding under the Share Incentive Plan were issued in compliance with all applicable non-U.S. and U.S. state and federal laws concerning the issuance of securities; up to 16,304,348 Ordinary Shares may be granted under the Share Incentive Plan.

(b) Clause 4.6 of the Amended and Restated Roll-up Agreement shall be amended in its entirety as follows:

4.6 BJBC Financial Information. BJBC has delivered to Aptech true and complete copies of drafts of the consolidated financial statements of BJBC for fiscal year ending December 31, 2007 (the “BJBC Financial Statements”). The BJBC Financial Statements were prepared in accordance with U.S. GAAP, and fairly present in all material respects the financial conditions, results of operations and changes in shareholder equity of BJBC and each of the BJBC controlled entities (excluding the BJB-Aptech Group Companies) (each, a “BJBC Group Company,” and collectively, the “BJBC Group Companies”) on a consolidated basis.

1

2.	All other terms and conditions unchanged

Except as specifically amended and supplemented hereby, all terms and conditions of the Amended and Restated Roll-up Agreement shall continue to be in full force and effect.

3.	Effectiveness of this Amendment

The Parties agree that this Amendment shall be effective as of the Effective Date and the rights and obligations of the Parties contained herein shall be binding as of the Effective Date.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties hereto has on 29 May, 2009, caused this Amendment to be duly executed by its respective authorized officers:

BJBC:

BEIJING JADEBIRD IT EDUCATION COMPANY, LIMITED

By:
Name:
Title:

PROSPERITY:

PROSPERITY HOLDINGS LIMITED

By:
Name:
Title:

APTECH:

APTECH LIMITED

By:
Name:
Title:

MCO2:

APTECH INVESTMENT ENHANCERS LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Amended and Restated Roll-up Agreement]

IN WITNESS WHEREOF, each of the Parties hereto has on 29 May, 2009, caused this Amendment to be duly executed by its respective authorized officers:

BJBC:

BEIJING JADEBIRD IT EDUCATION COMPANY, LIMITED

By:
Name:
Title:

PROSPERITY:

PROSPERITY HOLDINGS LIMITED

By:
Name:
Title:

APTECH:

APTECH LIMITED

By:
Name:
Title:

MCO2:

APTECH INVESTMENT ENHANCERS LIMITED

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Amended and Restated Roll-up Agreement]

IN WITNESS WHEREOF, each of the Parties hereto has on 29 May, 2009, caused this Amendment to be duly executed by its respective authorized officers:

BJBC:

BEIJING JADEBIRD IT EDUCATION COMPANY, LIMITED

By:
Name:
Title:

PROSPERITY:

PROSPERITY HOLDINGS LIMITED

By:
Name:
Title:

APTECH:

APTECH LIMITED

By:	/s/ T. K. RAVI-SHANKAR
Name:	T. K. RAVI-SHANKAR
Title:	EXECUTIVE VICE PRESIDENT & CFO

MCO2:

APTECH INVESTMENT ENHANCERS LIMITED

By:	/s/ NINAD KARPE
Name:	NINAD KARPE
Title:	DIRECTOR

[Signature Page to Amendment No. 1 to Amended and Restated Roll-up Agreement]